================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2005

                                   ----------

                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   0-15661              36-0724340
   State of Other Jurisdiction       Commission           I.R.S. Employer
        of Incorporation             File Number       Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                                                                  CONFORMED COPY

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 10, 2005, AMCOL International Corporation (the "Company") and some of its wholly owned subsidiaries entered into a Credit Agreement with each of the following financial institutions which are named therein as Lenders, Harris N.A., Wells Fargo Bank, N.A., Bank of America, N.A. and the Northern Trust Company, as Syndication Agent, Wells Fargo Bank N.A., as Documentation Agent, Bank of America, N.A. and as Administrative Agent, Harris N.A. This new credit facility replaced the Company's existing $100.0 million unsecured line of credit with a $120.0 million unsecured line of credit, which can be increased to $175.0 million with Lenders approval. The new credit facility is available to refinance existing debt and for general working capital purposes. Under the terms of the agreement, the Company pays a variable rate of interest and a commitment fee based on the Company's ratio of Total Senior Funded Debt to EBITDA. For loans denominated in Euros, the Company pays an additional percentage based on LIBOR. This new Credit Agreement expires on October 31, 2010, and contains restrictive covenants substantially the same as under the Company's previous credit facility, including financial covenants relating to maintenance of leverage ratios.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 1.02. On November 10, 2005, in connection with the credit facility described in Item 1.01, the Company terminated its Credit Agreement dated October 31, 2003 with the following financial institutions which are named therein as Lenders, Harris Trust and Savings Bank, Wells Fargo Bank, N.A., Bank of America, N.A. and the Northern Trust Company, as Documentation Agent, Wells Fargo Bank, N.A. and as Administrative Agent, Harris Trust and Savings Bank. Under the terms of this credit facility, the Company paid a variable rate of interest and a commitment fee based on its ratio of Total Senior Funded Debt to EBITDA. For loans denominated in Euros, the Company paid an additional percentage based on LIBOR. This credit facility contained restrictive covenants including financial covenants relating to maintenance of leverage ratios. This credit facility was scheduled to mature on October 31, 2006.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

        10.1 Credit Agreement dated November 10, 2005 between AMCOL International Corporation and financial institutions named therein as Lenders, Harris N.A., Wells Fargo Bank, N.A., Bank of America, N.A. and the Northern Trust Company, as Syndication Agent, Wells Fargo Bank N.A., as Documentation Agent, Bank of America, N.A. and as Administrative Agent, Harris N.A.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMCOL INTERNATIONAL CORPORATION

      Date: November 15, 2005                    By:  /s/   Gary L. Castagna
                                                      --------------------------
                                                      Gary L. Castagna
                                                      Senior Vice President and
                                                      Chief Financial Officer